UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________
FORM 8-K
 ________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2018

 ________________________________
Bravo Brio Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Ohio	001-34920	34-1566328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio	43212
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-326-7944
Not Applicable
Former name or former address, if changed since last report
   ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2018, Bravo Brio Restaurant Group, Inc., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bugatti Parent, Inc., a Delaware corporation (“Parent”), and Bugatti Merger Sub, Inc., an Ohio corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are investment affiliates of GP Investments, Ltd. (“GP”), a leading private equity and alternative investment firm and former owner of Fogo de Chão Churrascaria, LLC, and Spice Private Equity Ltd. (“Spice”), a Swiss investment company focused on private equity investments and an affiliate of GP. Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”) effective as of the effective time of the Merger (the “Effective Time”). As a result of the Merger, Merger Sub will cease to exist, and the Company will survive as a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each common share, no par value per share (the “Company Common Shares”) (other than treasury stock and any Company Common Stock owned by the Company, Parent, Merger Sub, any of their wholly owned subsidiaries, or any person who properly demands statutory appraisal of their shares) will be converted into the right to receive an amount in cash equal to $4.05, without interest thereon (the “Per Share Merger Consideration”).

The Merger Agreement provides that each option to purchase Company Common Shares outstanding as of the Effective Time, whether vested or unvested, will be converted into the right to receive a cash payment equal to the product of (1) the total number of Company Common Shares subject to such option and (2) the amount by which the Per Share Merger Consideration exceeds the exercise price per share, less any applicable taxes. Any options with exercise prices in excess of the Per Share Merger Consideration will be cancelled. As of the Effective Time, all other unvested restricted share awards of the Company outstanding immediately prior to the Effective Time will become fully vested with the restrictions thereon lapsing and each such award will be converted into the right to receive the Per Share Merger Consideration provided for under their terms in effect immediately prior to the Effective Time, less any applicable taxes.

The Board of Directors of the Company has declared it advisable and in the best interests of the Company and its shareholders to enter into the Merger Agreement, approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated thereby, and, subject to the terms of the Merger Agreement, resolved to recommend adoption of the Merger Agreement by the shareholders of the Company.

The consummation of the Merger is subject to customary closing conditions, including, among others, (1) the approval of the Merger by holders of a majority of the outstanding Company Common Shares, (2) the absence of any law prohibiting, or any order, injunction or certain other legal impediments restraining, enjoining or otherwise prohibiting, the consummation of the Merger, (3) subject to certain materiality and other qualifications, the accuracy of representations and warranties made by the Company, on the one hand, and Parent and Merger Sub, on the other hand, (4) the performance in all material respects by each of the Company and Parent and Merger Sub, respectively, of its obligations under the Merger Agreement, and (5) in the case of Parent’s obligations to complete the Merger, the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement. The Merger is not conditioned upon Parent’s receipt of financing.

The Company has made various representations and warranties in the Merger Agreement, and has agreed to customary covenants in the Merger Agreement, including, among others, covenants by the Company (1) to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (2) not to engage in certain actions or transactions during this period without the consent of Parent and (3) to cause a shareholders meeting to be held to consider adoption of the Merger Agreement.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company and the Company’s subsidiaries and representatives from soliciting alternative acquisition proposals from third parties or providing information to, or participating in discussions or negotiations with, third parties regarding alternative acquisition proposals, subject to customary exceptions related to proposals received by the Company that constitute, or would be reasonably expected to lead to, a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights, including that either the Company or Parent may terminate the Merger Agreement if (1) the Merger is not completed on or prior to September 7, 2018 (2) a governmental entity of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order or other action shall have become final and non-appealable (subject to certain limitations set forth in the Merger Agreement), or (3) the Merger Agreement is not approved by the shareholders of the Company at its shareholders meeting. The Merger Agreement provides that, upon termination of the Merger Agreement, in specified circumstances, the Company must pay Parent a termination fee of approximately $3.25 million. Such specified circumstances include, among others, (1) termination of the Merger Agreement by the Company in order to enter into an agreement providing for a Superior Proposal, (2) termination by Parent for a change of recommendation of the Company’s Board of Directors and (3) the Company’s willful breach of certain of its covenants relating to soliciting acquisition proposals.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be and is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

A copy of the Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent or their respective businesses. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of the specific dates therein, were solely for the benefit of parties to the Merger Agreement, are subject to certain limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each of the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2016 and the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) after the date thereof, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information and Where to Find It

In connection with the proposed merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. COMPANY SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING ANY DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The definitive proxy statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, shareholders may obtain free copies of the documents (when they become available) at the Company’s website, www.bbrg.com, under the heading “Investors.”

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of the Company by Spice will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of the Company’s shareholders and to satisfy other closing conditions to the merger agreement; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on the Company’s common shares because of the failure to complete the proposed transaction; the Company’s or Spice’s respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in the Company’s filings with the SEC. The Company, Spice and GP caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent the Company’s, Spice’s and GP's judgment as of the date of this report, and the Company, Spice and GP undertake no obligation to update or revise them unless otherwise required by law.

Item 2.02 Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated March 8, 2018, the Company announced that it will report annual sales in excess of $400 million for the year ended December 31, 2017 and that it owns and operates 110 locations in 32 states across the country.

The full text of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 8.01. Other Events.

On March 8, 2018, the Company GP Investments, Ltd. and Spice Private Equity Ltd. issued a joint press release announcing the execution of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number:	Description:
2.1	Agreement and Plan of Merger, dated as of March 7, 2018, by and among Bravo Brio Restaurant Group, Inc., Bugatti Parent, Inc. and Bugatti Merger Sub, Inc.
99.1	Joint press release of Bravo Brio Restaurant Group, Inc., GP Investments, Ltd. and Spice Private Equity Ltd., dated March 8, 2018

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 7, 2018, by and among Bravo Brio Restaurant Group, Inc., Bugatti Parent, Inc. and Bugatti Merger Sub, Inc.
99.1	Joint press release of Bravo Brio Restaurant Group, Inc., GP Investments, Ltd. and Spice Private Equity Ltd., dated March 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bravo Brio Restaurant Group, Inc.

March 8, 2018	By:	/s/ Diane D. Reed
Name: Diane D. Reed
Title: Chief Financial Officer, Treasurer and Secretary